EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K/A (Amendment No 1) for the year ended December 31, 2014 of Joblocationmap Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Omri Morchi
Signature: Omri Morchi
Title: President and Director
(Principal Executive Officer,)

/s/ Eden Shoua
Eden Shoua
Secretary, Treasurer and Director
(Principal Accounting Officer and Principal Financial Officer)

Dated: October 20, 2015

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to JobLocationMap Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.